UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2011

CATERPILLAR INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

1-768 (Commission File Number)	37-0602744 (IRS Employer Identification No.)

100 NE Adams Street, Peoria, Illinois (Address of principal executive offices)	61629 (Zip Code)

Registrant’s telephone number, including area code:  (309) 675-1000

Former name or former address, if changed since last report:  N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On May 24, 2011, Caterpillar Inc. (“Caterpillar” or the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Barclays Capital Inc. and RBS Securities Inc., as representatives of the several underwriters named therein (the “Underwriters”), with respect to the offering and sale of $500,000,000 aggregate principal amount of the Company’s Floating Rate Senior Notes due 2012 (the “2012 Notes”), $750,000,000 aggregate principal amount of the Company’s Floating Rate Senior Notes due 2013 (the “2013 Notes”), $750,000,000 aggregate principal amount of the Company’s 1.375% Senior Notes due 2014 (the “2014 Notes”), $1,250,000,000 aggregate principal amount of the Company’s 3.900% Senior Notes due 2021 (the “2021 Notes”) and $1,250,000,000 aggregate principal amount of the Company’s 5.200% Senior Notes due 2041 (the “2041 Notes” and, together with the 2012 Notes, the 2013 Notes, the 2014 Notes and the 2021 Notes, the “Notes”) under the Company’s effective shelf registration statement on Form S-3 (File No. 333-162837).  The Underwriting Agreement contains customary representations, warranties and agreements by the Company, and customary closing conditions, indemnification rights and termination provisions.

The sale of the Notes is expected to close on May 27, 2011, subject to customary closing conditions.  The Company intends to use the net proceeds of the sale of the Notes to pay a portion of the cash consideration payable in connection with the Company’s pending acquisition of Bucyrus International, Inc. (“Bucyrus”) pursuant to the Agreement and Plan of Merger, dated as of November 14, 2010 (the “Merger Agreement”), among the Company, Badger Merger Sub, Inc. and Bucyrus, and certain related fees and expenses.

The Notes were issued pursuant to the Indenture, dated as of May 1, 1987 (as amended and supplemented from time to time, the “Indenture”), between the Company and U.S. Bank National Association, as successor trustee.  The Notes will be issued in a minimum denomination of $2,000 and integrals of $1,000 thereafter and (i) with respect to the 2012 Notes, will bear interest at a rate equal to the three-month U.S. Dollar (“USD”) London Interbank Offered Rate (“LIBOR”), reset quarterly, plus a margin of 0.10%, and will mature on November 21, 2012, (ii) with respect to the 2013 Notes, will bear interest at a rate equal to the three-month USD LIBOR, reset quarterly, plus a margin of 0.17%, and will mature on May 21, 2013, (iii) with respect to the 2014 Notes, will bear interest at the rate of 1.375% per year and will mature on May 27, 2014, (iv) with respect to the 2021 Notes, will bear interest at the rate of 3.900% per year and will mature on May 27, 2021, and (v) with respect to the 2041 Notes, will bear interest at the rate of 5.200% per year and will mature on May 27, 2041.  Interest on the 2012 Notes and the 2013 Notes will be payable quarterly in arrears on February 21, May 21, August 21 and November 21 of each year, commencing on August 21, 2011, to the persons in whose names such Notes are registered at the close of business on the 15th calendar day immediately preceding such interest payment date.  Interest on the 2014 Notes, the 2021 Notes and the 2041 Notes will be payable on May 27 and November 27 of each year, commencing on November 27, 2011, to the persons in whose names such Notes are registered as of the close of business on the preceding May 15 or November 15, as the case may be (whether or not a business day).  The Company may redeem some or all of any of the 2014 Notes, the 2021 Notes or the 2041 Notes at any time and from time to time at the greater of 100% of the principal amount of such Notes being redeemed or the discounted present value of such Notes, discounted at the corresponding U.S. Treasury rate plus 7.5 basis points in the case of the 2014 Notes, 12.5 basis points in the case of the 2021 Notes and 15.0 basis points in the case of the 2041 Notes.  The Company will not have the right to redeem the 2012 Notes and the 2013 Notes, except as described below.  The Notes will be unsecured obligations of the Company and will rank equally with all of the Company’s other unsecured senior indebtedness.

In the event that, for any reason, (i) the Company does not consummate the merger with Bucyrus (the “Merger”) on or prior to June 30, 2012  or (ii) the Merger Agreement is terminated at any time prior thereto, then the Company will redeem all of the Notes on the Special Mandatory Redemption Date (as defined below) at a redemption price equal to 101% of the aggregate principal amount of the Notes, plus accrued and unpaid interest from the date of initial issuance or the most recent date to which interest has been paid or duly provided for, whichever is later, to but excluding the Special Mandatory Redemption Date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).  “Special Mandatory Redemption Date” means the earlier to occur of (1) June 30, 2012, if the Merger has not been completed on or prior to June 30, 2012, or (2) the 30th day (or if such day is not a business day, the first business day thereafter) following the termination of the Merger Agreement for any reason.

The foregoing descriptions of the Underwriting Agreement and the Notes are qualified in their entirety by reference to the complete terms and conditions of the Underwriting Agreement and the forms of the 2012 Notes, the 2013 Notes, the 2014 Notes, the 2021 Notes and the 2041 Notes, which are attached hereto as Exhibits 1.1, 4.1, 4.2, 4.3, 4.4 and 4.5, respectively, and incorporated herein by reference. In connection with the issuance of the Notes, Desmond A. Eppel, internal counsel to the Company, provided the Company with the legality opinion attached to this Current Report on Form 8-K as Exhibit 5.1.

The Underwriting Agreement has been included to provide investors and security holders with information regarding its terms and conditions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of that agreement and as of specific dates, and were solely for the benefit of the parties to the Underwriting Agreement. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Underwriting Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company.

Item 9.01.           Financial Statements and Exhibits.

(d)           Exhibits:

1.1

Underwriting Agreement, dated as of May 24, 2011, by and among the Company, J.P. Morgan Securities LLC, Barclays Capital Inc. and RBS Securities Inc., as representatives of the several Underwriters named therein

4.1	Form of Floating Rate Senior Note due 2012
4.2	Form of Floating Rate Senior Note due 2013
4.3	Form of 1.375% Senior Note due 2014
4.4	Form of 3.900% Senior Note due 2021
4.5	Form of 5.200% Senior Note due 2041
5.1	Opinion of Desmond A. Eppel relating to the legality of the Notes
12.1	Statement regarding computation of ratios of earnings to fixed charges
23.1	Consent of Desmond A. Eppel (included in Exhibit 5.1)

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CATERPILLAR INC.

May 26, 2011	By:	/s/James B. Buda
James B. Buda
Senior Vice President and Chief Legal Officer

INDEX TO EXHIBITS

Exhibits:

1.1

Underwriting Agreement, dated as of May 24, 2011, by and among the Company, J.P. Morgan Securities LLC, Barclays Capital Inc. and RBS Securities Inc., as representatives of the several Underwriters named therein

4.1	Form of Floating Rate Senior Note due 2012
4.2	Form of Floating Rate Senior Note due 2013
4.3	Form of 1.375% Senior Note due 2014
4.4	Form of 3.900% Senior Note due 2021
4.5	Form of 5.200% Senior Note due 2041
5.1	Opinion of Desmond A. Eppel relating to the legality of the Notes
12.1	Statement regarding computation of ratios of earnings to fixed charges
23.1	Consent of Desmond A. Eppel (included in Exhibit 5.1)